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                                                             DRAFT MAY [ ], 2007

                               LDK SOLAR CO., LTD.
                  ORDINARY SHARES, PAR VALUE US$0.10 PER SHARE,
                    IN THE FORM OF AMERICAN DEPOSITARY SHARES

                             UNDERWRITING AGREEMENT

[-], 2007

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                                                                       [-], 2007

Morgan Stanley & Co. International plc
25 Cabot Square, Canary Wharf
London, E14 4QA, England

and

UBS AG
52/F, Two International Finance Centre
8 Finance Street
Central, Hong Kong

As Representatives of the several Underwriters named in Schedule II hereto

Ladies and Gentlemen:

            LDK Solar Co., Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the "COMPANY"), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the "UNDERWRITERS"), and certain shareholders of the Company named in Schedule I hereto (the "SELLING SHAREHOLDERS") severally propose to sell to the several Underwriters, an aggregate of [-] American Depositary Shares (the "FIRM ADSs"), representing [-] ordinary shares of the Company, par value US$0.10 per share, of which [-] American Depositary Shares are to be issued and sold by the Company and [-] American Depositary Shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule I hereto.

            The Company also proposes to issue and sell to the several Underwriters, and the Selling Shareholders severally propose to sell to the several Underwriters, not more than an additional [-] American Depositary Shares in the aggregate (the "ADDITIONAL ADSs") if and to the extent that Morgan Stanley & Co. International plc and UBS AG, as representatives of the Underwriters (the "REPRESENTATIVES"), shall have determined to exercise, on behalf of the Underwriters, the right to purchase any such Additional ADSs granted to the Underwriters in Section 2

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hereof. The Firm ADSs and the Additional ADSs are hereinafter collectively referred to as the "ADSs." The ordinary shares, par value US$0.10 per share, of the Company are hereinafter referred to as the "ORDINARY SHARES." The Ordinary Shares represented by the ADSs are hereinafter referred to as the "SHARES." The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "SELLERS."

            The Shares will be delivered in the form of ADSs. The ADSs are to be issued pursuant to a Deposit Agreement dated as of [-], 2007 (the "DEPOSIT AGREEMENT") among the Company, JPMorgan Chase Bank, N.A., as depositary (the "DEPOSITARY"), and the holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive [-] Ordinary Shares deposited pursuant to the Deposit Agreement.

            The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement, including a prospectus, relating to the Shares, and the Company and the Depositary have filed a registration statement relating to the ADSs. The registration statement relating to the Shares, as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form first used to confirm sales of ADSs (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the "PROSPECTUS." The registration statement relating to the ADSs, as amended at the time it becomes effective, is hereinafter referred to as the "ADR REGISTRATION STATEMENT." If the Company has filed abbreviated registration statements to register additional Ordinary Shares and additional ADSs pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENTS"), then any reference herein to the terms "Registration Statement" and the "ADR Registration Statement" shall be deemed to include the corresponding Rule 462 Registration Statement. The Company has filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), a registration statement on Form 8-A to register the Shares and the ADSs (the "EXCHANGE ACT REGISTRATION STATEMENT").

            For purposes of this Agreement, "FREE WRITING PROSPECTUS" has the meaning set forth in Rule 405 under the Securities Act; "TIME OF SALE PROSPECTUS" means (i) the preliminary prospectus and the free writing prospectuses, if any, each identified in Schedule III hereto together with (ii) each

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"road show" (as defined in Rule 433 under the Securities Act), if any, related to the offering of the ADSs contemplated hereby that is a "written communication" (as defined in Rule 405 under the Securities Act); and "BROADLY AVAILABLE ROAD SHOW" means a "bona fide electronic road show" as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms "Registration Statement," "ADR Registration Statement," "Exchange Act Registration Statement," "preliminary prospectus," "Time of Sale Prospectus" and "Prospectus" shall include the documents, if any, incorporated by reference therein.

            Morgan Stanley & Co. International plc ("MORGAN STANLEY") has agreed to reserve a portion of the ADSs to be purchased by them under this Agreement for sale to the Company's directors, officers, employees and business associates and other parties related to the Company (collectively, "PARTICIPANTS"), as set forth in the Prospectus under the heading "Underwriting" (the "DIRECTED SHARE PROGRAM"). The ADSs to be sold by the Underwriters and their affiliates pursuant to the Directed Share Program are referred to hereinafter as the "DIRECTED SHARES". Any Directed Shares not orally confirmed for purchase by any Participant by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

            As used in this Agreement, the "FOUNDER" shall mean LDK New Energy Holding Limited and Xiaofeng Peng, the founder, chairman and chief executive officer of the Company, who beneficially owns 82.8% of the issued and outstanding Ordinary Shares as of the date hereof through LDK New Energy Limited.

            1. (I) Representations and Warranties of the Company and the Founder. The Company and the Founder, jointly and severally, represent and warrant to and agree with each of the Underwriters that:

            (a) Each of the Registration Statement and the ADR Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. The Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act.

            (b) (i) Each of the Registration Statement and the ADR Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a

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      material fact or omit to state a material fact required to be stated
      therein or necessary to make the statements therein not misleading, (ii) the Registration Statement, the ADR Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

            (c) The Company is not an "ineligible issuer" in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the ADSs, free writing prospectuses pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule III hereto, and electronic road shows, if any, furnished to the Representatives before first use, the Company has not prepared, used or referred to, and will not, without the Representatives' prior consent, prepare, use or refer to, any free writing prospectus. The Company agrees

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      and understands that the content of all "road shows" (as defined in Rule
      433 under the Securities Act) relating to the offering of the ADSs contemplated by this Agreement is solely the property of the Company and the Company has caused there to be made available at least one version of a broadly available road show in a manner that, pursuant to Rule 433(d)(8)(ii) under the Securities Act, causes the Company not to be required, pursuant to Rule 433(d) under the Securities Act, to file, with the Commission, any electronic road show.

            (d) Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares or ADSs by means of any "prospectus" (within the meaning of the Securities Act) or used any "prospectus" (within the meaning of the Securities Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Time of Sale Prospectus.

            (e) The Company has been duly incorporated, is validly existing as an exempted company with limited liability in good standing under the laws of the Cayman Islands, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition, financial or otherwise, earnings, results of operations, business or prospects of the Company and the Subsidiaries (as defined below), taken as a whole ("MATERIAL ADVERSE EFFECT"). The third amended and restated memorandum and articles of association of the Company and all other constitutive or organizational documents of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect. Complete and correct copies of all constitutive or organizational documents of the Company and all amendments thereto have been delivered to the Representatives; except as set forth in the exhibits to the Registration Statement, no change will be made to any such constitutive or organizational documents on or after the date of this Agreement through and including the Closing Date.

            (f) The Company has no subsidiaries (as defined under the Securities
      Act) other than Jiangxi LDK Solar Hi-Tech Co., Ltd. (the "PRC SUBSIDIARY"), a wholly foreign owned enterprise incorporated under the laws of the People's Republic of China (the "PRC"), and LDK International Solar Co., Ltd., a limited liability company incorporated under the laws of Hong

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      Kong (the "HONG KONG SUBSIDIARY"; the PRC Subsidiary and the Hong Kong
      Subsidiary shall be referred to hereinafter each as a "SUBSIDIARY" and collectively as the "SUBSIDIARIES"). The Company owns all of the issued and outstanding share capital of each of the Subsidiaries; other than the share capital of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity.

            (g) Each Subsidiary has been duly incorporated, is validly existing as a company in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its property and to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, singly or in the aggregate, have a Material Adverse Effect. The constitutive or organizational documents of each Subsidiary comply with the requirements of applicable law in its jurisdiction of incorporation and are in full force and effect. Complete and correct copies of all constitutive or organizational documents of each Subsidiary and all amendments thereto have been delivered to the Representatives; except as set forth in the Registration Statement, no change will be made to such constitutive or organizational documents on or after the date hereof through and including the Closing Date.

            (h) All of the issued shares of capital stock or equity interests, as the case may be, of the Subsidiaries have been duly authorized and are validly issued, have been issued in compliance with all applicable securities laws, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. None of the outstanding shares of capital stock or equity interests in any Subsidiary was issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights of any securityholder of such Subsidiary. No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

            (i) The Registration Statement, the Time of Sale Prospectus, the Prospectus, the ADR Registration Statement and the Exchange Act Registration Statement, and the filing of the Registration Statement, the Time

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      of Sale Prospectus, the Prospectus, the ADR Registration Statement and the
      Exchange Act Registration Statement with the Commission, have each been duly authorized by and on behalf of the Company, and each of the Registration Statement, the ADR Registration Statement and the Exchange
      Act Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

            (j) This Agreement has been duly authorized, executed and delivered by the Company.

            (k) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus. As of the date hereof, the Company has authorized and outstanding capitalization as set forth in the sections of the Time of Sale Prospectus and the Prospectus entitled "Capitalization" and "Description of Share Capital" and, as of the Closing Date, the Company shall have authorized and outstanding capitalization as set forth in the sections of the Time of Sale Prospectus and the Prospectus entitled "Capitalization" and "Description of Share Capital" (subject, in each case, to the issuance of Ordinary Shares upon exercise of share options disclosed as outstanding in the Time of Sale Prospectus and the Prospectus and the grant of options under the 2006 Stock Incentive Plan as described in the Time of Sale Prospectus and the Prospectus).

            (l) All of the issued and outstanding shares of capital stock outstanding prior to the issuance of the Shares underlying the ADSs to be sold by the Company have been duly authorized and are validly issued, have been issued in compliance with all applicable securities laws, are fully paid and non-assessable, and were not issued in violation of any preemptive rights, resale rights, rights of first refusal or similar rights. Immediately prior to the consummation of the offering on the Closing Date, all outstanding Series A, Series B and Series C redeemable convertible preferred shares, par value US$0.10 per share, of the Company shall have been converted into Ordinary Shares in the manner described in the Time of Sale Prospectus and the Prospectus.

            (m) The Shares underlying the ADSs to be sold by the Company have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, will have been issued in compliance with all applicable securities laws, will be fully paid and non-assessable, will be free of any restriction upon the voting or transfer thereof pursuant to the Company's constitutive or

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      organizational documents or any agreement or other instrument to which the
      Company is a party, and the issuance of such Shares will not be subject to any preemptive rights, resale rights, rights of first refusal or similar rights.

            (n) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company.

            (o) The ADRs, when issued by the Depositary against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, will be duly authorized and validly issued, will have been issued in compliance with all applicable securities laws, and will be fully paid and non-assessable, and the persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement. Upon the sale and delivery to the Underwriters of the ADRs corresponding to the Shares and payment therefor pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such ADRs corresponding to the Shares, free and clear of all liens, encumbrances, equities or claims.

            (p) The Deposit Agreement, the ADSs and the ADRs conform as to legal matters to the description thereof contained in the Time of Sale Prospectus and the Prospectus.

            (q) Neither the Company nor any of the Subsidiaries is in breach or violation of any provision of applicable law or its respective constitutive or organizational documents, or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary.

            (r) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement and the Deposit Agreement will not contravene any provision of applicable law or the constitutive or organizational documents of the Company or any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a

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      whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement and the Deposit Agreement, except such as may be required by the securities or Blue Sky laws of the various states of the United States in connection with the offer and sale of the ADSs.

            (s) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement, Time of Sale Prospectus and Prospectus, respectively.

            (t) There are no legal or governmental proceedings pending or threatened to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is subject (i) other than proceedings accurately described in all material respects in the Time of Sale Prospectus and the Prospectus, and proceedings that would not have a Material Adverse Effect on the Company and its Subsidiaries, or a material adverse effect on the power or ability of the Company to perform its obligations under this Agreement and the Deposit Agreement or to consummate the transactions contemplated by the Time of Sale Prospectus or (ii) that are required to be described in the Registration Statement or the Prospectus and are not so described; and there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

            (u) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

            (v) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the

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      Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (w) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, United States federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

            (x) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that would, singly or in the aggregate, have a Material Adverse Effect.

            (y) Except as described in the Time of Sale Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

            (z) Except as described in the Time of Sale Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Ordinary Shares or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase or otherwise acquire any Ordinary Shares or shares of any other capital stock of the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs.

            (aa) Except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee

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      or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement.

            (bb) Subsequent to the respective dates as of which information is given in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, (i) the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its Subsidiaries, except in each case as described in each of the Registration Statement, the Time of Sale Prospectus and the Prospectus, respectively.

            (cc) The Company and its Subsidiaries have good and marketable land use rights to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus and the Prospectus, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in the Time of Sale Prospectus and the Prospectus.

            (dd) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

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            (ee) No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in the Time of Sale Prospectus and the Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a Material Adverse Effect.

            (ff) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in the Time of Sale Prospectus and the Prospectus.

            (gg) The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its Subsidiaries is in violation of, or in default under, or has received any notice of proceedings relating to the revocation or modification of, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

            (hh) Each of the Company and its Subsidiaries has full power, authority and legal right to enter into, execute, assume, deliver and perform its obligations under each of the contracts and agreements referred to or described in the Time of Sale Prospectus and the Prospectus or filed as an exhibit to the Registration Statement to which it is a party (the "DISCLOSED CONTRACTS"), and has authorized, executed and delivered each of the Disclosed Contracts, and such obligations constitute valid, legal and binding obligations enforceable against it in accordance with the terms of each of the Disclosed Contracts. Neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the Disclosed Contracts, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company's knowledge, any other party to any such contract or agreement.

            (ii) The ADSs have been approved for listing on the New York Stock Exchange (the "NYSE"), subject to official notice of issuance.

            (jj) KPMG, whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, are independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board.

            (kk) The financial statements included in the Registration Statement, the Time of Sale Prospectus and the Prospectus, together with the related notes and schedules thereto, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders' equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Time of Sale Prospectus or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) not described in the Registration Statement, the Time of Sale Prospectus and the Prospectus; and all disclosures contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

            (ll) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Time of Sale Prospectus and the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and that require management's most difficult, subjective or complex judgments, (ii) judgments and uncertainties affecting the application of critical accounting policies and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

            (mm) The Company's directors and management have reviewed and agreed with the selection, application and disclosure of the Company's critical accounting policies as described in the Time of Sale Prospectus and the Prospectus and have consulted with its independent accountants with regard to such disclosure.

            (nn) The Time of Sale Prospectus and the Prospectus fairly and accurately describe (i) all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur and (ii) neither the Company nor any Subsidiary is engaged in any transactions with, or have any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any Subsidiary, including, without limitation, structured finance entities and special purpose entities, or otherwise engage in, or have any obligations under, any off-balance sheet transactions or arrangements.

            (oo) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (pp) The Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's chief executive officer and its chief financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's independent auditors and the audit committee of the board of directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company's internal controls; all material weaknesses, if any, in internal controls have been identified to the Company's independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no changes in internal controls or in other factors that could materially affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

            (qq) The Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "SARBANES-OXLEY ACT") and the rules and regulations promulgated thereunder.

            (rr) The statements set forth in the Time of Sale Prospectus and the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares," insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions "Taxation," "Underwriting," "Enforceability of Civil Liabilities" and "PRC Government Regulations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

            (ss) Each "forward-looking statement" (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Time of Sale Prospectus and the Prospectus has been made or reaffirmed with a reasonable basis and in good faith.

            (tt) All statistical or market-related data included in the Time of Sale Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

            (uu) Neither the Company nor any of the Subsidiaries, nor, to the Company's knowledge after due inquiry, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and the Company, the Subsidiaries and, to the knowledge of the Company after due inquiry, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

            (vv) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS"); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened;

            (ww) Neither the Company nor any of the Subsidiaries, nor, to the Company's knowledge after due inquiry, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering of the ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (xx) There are no material relationships or transactions between the Company or any of its Subsidiaries on one hand and their respective 10% or greater shareholders, affiliates, directors or officers or any affiliates or members of the immediate families of such persons, on the other hand that are not disclosed in the Time of Sale Prospectus and the Prospectus.

            (yy) The entering into and performance or enforcement of this Agreement in accordance with its terms will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the Cayman Islands or in the PRC, nor will the Underwriters be deemed to be resident, domiciled, carrying on business through an establishment or place in the Cayman Islands or in the PRC or in breach of any laws or regulations in the Cayman Islands or in the PRC by reason of the entering into, performance or enforcement of this Agreement.

            (zz) Except as described in the Time of Sale Prospectus and the Prospectus, the Company has not sold, issued or distributed any Ordinary Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act, other than Ordinary Shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

            (aaa) The Company is a "foreign private issuer" within the meaning of Rule 405 under the Securities Act.

            (bbb) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC.

            (ccc) Neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

            (ddd) To the Company's knowledge, there are no affiliations or associations between (i) any member of the National Association of Securities Dealers, Inc. ("NASD") and (ii) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Time of Sale Prospectus and the Prospectus.

            (eee) All tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided.

      All local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any of its Subsidiaries as described in the Time of Sale Prospectus and the Prospectus are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

            (fff) Except as described in the Time of Sale Prospectus and the Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company.

            (ggg) Under the current laws and regulations of the Cayman Islands, all dividends and other distributions declared and payable on the Ordinary Shares in cash may be freely transferred out of the Cayman Islands and may be freely converted into United States dollars, in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in the Cayman Islands; and all such dividends and other distributions will not be subject to withholding, value added or other taxes under the laws and regulations of the Cayman Islands. Except as otherwise described in the Time of Sale Prospectus and the Prospectus, under the current laws and regulations of the PRC, all dividends and other distributions declared and payable on the equity interests in the PRC Subsidiary in cash may be freely transferred out of the PRC and may be freely converted into United States dollars, in each case without there being required any consent, approval, authorization or order of, or qualification with, any court or governmental agency or body in the PRC; and all such dividends and other distributions will not be subject to withholding, value added or other taxes under the laws and regulations of the PRC.

            (hhh) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters to the Cayman Islands, PRC or any political subdivision or taxing authority thereof in connection with
      (i) the issuance, sale or delivery of the Shares to the Underwriters in the form of ADSs or (ii) the deposit with the Depositary of any Shares against the issuance of the corresponding ADSs and related ADRs.

            (iii) The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands and the PRC and will be honored by courts in the Cayman Islands and the PRC. The Company has the power to submit, and pursuant to Section 11 of this Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, New York, U.S.A. (each, a "NEW YORK COURT"), and the Company has the power to designate, appoint and authorize, and pursuant to Section 11 of this Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined in Section 11(b) hereof) for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement, the Shares or the ADSs in any New York Court, and service of process effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 11 hereof.

            (jjj) None of the Company, any Subsidiary or any of their respective properties, assets or revenues has any right of immunity, under the laws of the Cayman Islands, the PRC or New York State, from any legal action, suit or proceeding, the giving of any relief in any such legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any Cayman Islands, PRC, New York or United States federal court, service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement; and, to the extent that the Company, any Subsidiary or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and the Subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 11 of this Agreement.

            (kkk) Any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement and the Deposit Agreement would be recognized and enforced by Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands,
      (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court; it is not necessary that this Agreement, the Deposit Agreement, the Time of Sale Prospectus, Prospectus or any other document be filed or recorded with any court or other authority in the Cayman Islands or the PRC.

            (lll) Each of the Company and its Subsidiaries has taken all necessary steps to comply with, and to ensure compliance by all of the Company's direct or indirect shareholders and option holders who are PRC residents with any applicable rules and regulations of the State Administration of Foreign Exchange of the PRC (the "SAFE RULES AND REGULATIONS"), including, without limitation, requiring each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

            (mmm) (i) The Company is aware of, and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated on August 8, 2006 by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Administration of Taxation, the State Administration of Industry and Commerce, the China Securities Regulatory Commission ("CSRC") and the State Administration of Foreign Exchange of the PRC (the "M&A RULES"), in particular the relevant provisions thereof that purport to require offshore special purpose vehicles controlled directly or indirectly by PRC-incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC to obtain the approval of the CSRC prior to the listing and trading of their securities on any stock exchange located outside of the PRC. The Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice.

                  (ii) The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus, the Deposit Agreement, the

            Power of Attorney (as defined below) and the Custody Agreement (as defined below) are not and will not be, as of the date hereof and on the Closing Date, affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules, including the guidance and notices issued by the CSRC on September 8 and September 21, 2006 (together with the M&A Rules, the "M&A RULES AND RELATED CLARIFICATIONS").

                  (iii) The M&A Rules and Related Clarifications do not require the Company to obtain the approval of the CSRC prior to the issuance and sale of the Shares or the ADSs, the listing and trading of the ADSs on the NYSE, or the consummation of the transactions contemplated by this Agreement, the Registration Statement, the Time of Sale Prospectus, the Deposit Agreement, the Power of Attorney or the Custody Agreement.

                  (iv) The statements set forth in the Time of Sale Prospectus and the Prospectus under the captions "Risk Factors -- Risks Related to Business Operations in China -- Our failure to obtain the prior approval of the China Securities Regulatory Commission, or CSRC, for the listing and trading of our ADSs on the NYSE could significantly delay this offering or adversely affect our business and reputation and the trading price of our ADSs, and may also create uncertainties for this offering," when taken together with the statements under "PRC Government Regulations -- Regulation of Overseas Investments and Listings," are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries that would make them misleading in any material respect.

            (nnn) The Company has obtained for the benefit of the Underwriters the "lock-up" agreements relating to sales and certain other dispositions of Ordinary Shares, ADSs or certain other securities between the Representatives and (i) the Founder, substantially in the form of Exhibit G-1 hereto; (ii) officers and directors of the Company (other than the Founder) and certain optionholders of the Company listed on Schedule IV hereto, each substantially in the form of Exhibit G-2 hereto; and (iii) the existing shareholders of the Company (other than the Founder), each substantially in the form of Exhibit G-3 hereto (collectively, the "LOCK-UP AGREEMENTS").

            (ooo) The Registration Statement, the Prospectus and any preliminary prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the

      Prospectus or any preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program.

            (ppp) No consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered.

            (qqq) The Company has not offered, or caused Morgan Stanley to offer, ADSs or Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

            (I) (II)Representations and Warranties of the Selling Shareholders. Each of the Selling Shareholders, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

            (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

            (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and the Company, as custodian (the "CUSTODIAN"), relating to the deposit of the Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT"), the Power of Attorney (as applicable) appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY"), the statement of election and questionnaire relating to the number of Shares such Selling Shareholder wishes to sell in the offering in the form of ADSs (the "STATEMENT OF ELECTION AND QUESTIONNAIRE") and the stock transfer form relating to the transfer of such Shares to be sold by such Selling Shareholder (the "STOCK TRANSFER FORM") will not contravene any provision of applicable law, or the constitutive or organizational documents of such Selling Shareholder (if such Selling Shareholder is a corporation, partnership or other entity), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, the Custody Agreement, Power of Attorney, Statement of Election and Questionnaire or Stock Transfer Form of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the ADSs.

            (c) Such Selling Shareholder has, and on the Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of
         Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares underlying the ADSs to be sold by such Selling Shareholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power.

            (d) The Custody Agreement and the Power of Attorney (as applicable) have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder. Such Selling Shareholder has, and on the Closing Date will have, all authorization and approval required by law, to sell, transfer and deliver the Shares and the ADSs to be sold by such Selling Shareholder and to deposit with the Depositary the Shares to be sold by such Selling Shareholder.

            (e) Upon deposit of the Shares to be sold by such Selling Shareholder and payment therefor pursuant to this Agreement, valid title to such Shares will be passed in accordance with the Deposit Agreement to the Depositary who has received deposit of such Shares without notice of an adverse claim, free and clear and any adverse claim within the meaning of Section 8-102 of the New York Uniform Commercial Code.

            (f) (i) The information provided by such Selling Shareholder in writing expressly for use in the section entitled "Principal and Selling Shareholders" in the Registration Statement, when the Registration Statement became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the information provided by such Selling Shareholder in writing expressly for use in the section entitled "Principal and Selling Shareholders" in the Registration Statement and the Prospectus complies and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iii) the information provided by such Selling Shareholder in writing expressly for use in the section entitled "Principal and Selling Shareholders" in the Time of Sale Prospectus does not, and at the time of each sale of the ADSs in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the information provided by such Selling Shareholder in writing expressly for use in the section entitled "Principal and Selling Shareholders" in the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (g) Such Selling Shareholder is not prompted by any information concerning the Company or the Subsidiaries which is not set forth in the Time of Sale Prospectus to sell its Shares pursuant to this Agreement.

            (h) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company and, other than as permitted by the Securities Act, such Selling Shareholder will not distribute any prospectus or other offering material in connection with the offering of the ADSs.

            (i) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment.

            (j) Prior to the execution of this Agreement, such Selling Shareholder has not, directly or indirectly, offered or sold any Shares or ADSs by means of any "prospectus" (within the meaning of the Securities Act) or used any "prospectus" (within the meaning of the Securities Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Time of Sale Prospectus.

            (k) There are no affiliations or associations between any member of the NASD and such Selling Shareholder, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Prospectus and the Prospectus.

      2. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller, at $[-] per ADS (the "PURCHASE PRICE"), the number of Firm ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Firm ADSs to be sold by such Seller as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional ADSs, and the Underwriters shall have the right to purchase, severally and not jointly, up to [o] Additional ADSs at the Purchase Price. The Representatives may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional ADSs to be purchased by the Underwriters and the date on which such Additional ADSs are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm ADSs nor later than ten business days after the date of such notice. Additional ADSs may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm ADSs. On each day, if any, that Additional ADSs are to be purchased (an "OPTION CLOSING DATE"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional ADSs (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Additional ADSs to be purchased on such Option Closing Date as the number of Firm ADSs set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm ADSs.

      Each Seller, severally and not jointly, hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus,
(1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or ADSs or any securities convertible into or exercisable or exchangeable for

Ordinary Shares or ADSs, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise or (3) file any registration statement with the Commission relating to the offering of any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs; provided that (3) shall not apply to the Selling Shareholders.

      The restrictions contained in the preceding paragraph shall not apply to
(a)the Shares underlying the ADSs to be sold hereunder, (b) the issuance by the Company of Ordinary Shares upon the exercise of options pursuant to the 2006 Stock Incentive Plan, or (c) transactions by a Selling Shareholder relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the offering of the ADSs, provided that no filing under
Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares, ADSs or other securities acquired in such open market transactions. Each Selling Shareholder, severally and not jointly, consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of any Ordinary Shares or ADSs held by such Selling Shareholder except in compliance with the foregoing restrictions. Notwithstanding the foregoing, if during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company shall promptly notify the Representatives and each Selling Shareholder of any earnings release, news or event that may give rise to an extension of the initial 180-day restricted period.

      3. Terms of Public Offering. The Sellers are advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the ADSs as soon after the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement and this Agreement have become effective as in the Representatives' judgment is advisable. The Sellers are further advised by the Representatives that the ADSs are to be offered to the public initially at $[o] per ADSs (the "PUBLIC OFFERING PRICE") and to certain dealers selected by the Representatives at a price that represents a concession not in excess of $[o] per ADSs under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $[-] per ADSs, to any Underwriter or to certain other dealers.

      4. Payment and Delivery. Payment for the Firm ADSs to be sold by each Seller shall be made to a bank account designated by such Seller in federal or other funds immediately available in New York City against delivery of such Firm ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on [-], 2007 or at such other time on the same or such other date, not later than [-], 2007, as shall be designated in writing by the Representatives. The time and date of such payment are hereinafter referred to as the "CLOSING DATE."

      Payment for any Additional ADSs shall be made to the Sellers in federal or other funds immediately available in New York City against delivery of such Additional ADSs for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than [-], 2007 as shall be designated in writing by the Representatives.

      The ADRs representing the Firm ADSs or Additional ADSs shall be registered in such names and in such denominations as the Representatives shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. Such ADRs representing the Firm ADSs or Additional ADSs shall be delivered to the Representatives on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the ADSs to the Underwriters duly paid, against payment of the Purchase Price therefor.

      5. Conditions to the Underwriters' Obligations. The obligations of the Sellers to sell the ADSs to the Underwriters and the several obligations of the Underwriters to purchase and pay for the ADSs on the Closing Date are subject to the condition that each of the Registration Statement, the ADR Registration Statement and the Exchange Act Registration Statement shall have become effective not later than [-] a.m. (New York City time) on the date hereof.

      The several obligations of the Underwriters are subject to the following further conditions:

      (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

         (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the Representatives' judgment, is material and adverse and that makes it, in the Representatives' judgment, impracticable or inadvisable to market the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus; and

         (ii) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which the Representatives shall have objected in writing.

      (b) Prior to and on the Closing Date, (i) no stop order with respect to the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued under the Securities Act, or proceedings initiated under Section 8(d) or 8(e) of the Securities Act, (ii) the Registration Statement, and all amendments thereto, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Time of Sale Prospectus, and all amendments thereto, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the Prospectus, and all amendments thereto, shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

            The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

      (d) The Underwriters shall have received on the Closing Date an opinion and disclosure letter of Sidley Austin LLP, United States counsel for the Company, dated the Closing Date, substantially in the form of Exhibit A hereto.

      (e) The Underwriters shall have received on the Closing Date an opinion of Conyers Dill & Pearman, Cayman Islands counsel for the Company, dated the Closing Date, substantially in the form of Exhibit B hereto.

      (f) On or prior to May 14, 2007 (the "LAUNCH DATE"), the Underwriters shall have received an opinion of Grandall Legal Group, PRC counsel for the Company, dated the Launch Date, substantially in the form of Exhibit C-1 hereto.

      (g) The Underwriters shall have received on the Closing Date an opinion of Grandall Legal Group, PRC counsel for the Company, dated the Closing Date, substantially in the form of Exhibit C-2 hereto.

      (h) The Underwriters shall have received on the Closing Date an opinion and disclosure letter of Cleary Gottlieb Steen & Hamilton LLP, United States counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Representatives.

      (i) The Underwriters shall have received on the Closing Date an opinion of King & Wood, PRC counsel for the Underwriters, dated the Closing Date, in form and substance satisfactory to the Representatives.

      (j) The Underwriters shall have received on the Closing Date an opinion of Ziegler, Ziegler & Associates LLP, counsel for the Depositary, dated the Closing Date, substantially in the form of Exhibit D hereto.

      The opinions and disclosure letter(s) of Sidley Austin LLP, Conyers Dill & Pearman and Grandall Legal Group described in Sections 5(d), 5(e), 5(f) and 5(g) above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

      (k) The Underwriters shall have received on the Closing Date an opinion of Clifford Chance, United States counsel for the Selling Shareholders, dated the Closing Date, substantially in the form of Exhibit E hereto.

      (l) The Underwriters shall have received on the Closing Date an opinion of local counsel for each Selling Shareholder dated the Closing Date, substantially in the form of Exhibit F hereto.

      (m) The Underwriters shall have received on the Closing Date certificates, each dated the Closing Date and signed by Financiere Natixis Singapore 4 Pte Ltd, CDH SolarFuture Limited, the attorney-in-fact under the Power of Attorney for the Selling Shareholders listed in Schedule I(b) hereto, and the attorneys-in-fact under the Power of Attorney for the Selling Shareholders listed in Schedule I(c) hereto, respectively, to the effect that, as of the Closing Date, they have not been informed that: (i) the representations and warranties made by each such Selling Shareholder herein are not true or correct as of the Closing Date; or (ii) each such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on the part of such Selling Shareholder as of the Closing Date.

      (n) The Underwriters shall have received, on each of (i) the date hereof,
   (ii) the date on which the first sale of ADSs is confirmed if such date is not the same as the date hereof, and (iii) the Closing Date, a letter dated the date hereof, the date on which the first sale of the ADSs is confirmed or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the preliminary prospectus identified in Schedule III.1 hereto, the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

      (o) The Lock-up Agreements shall be in full force and effect on the Closing Date.

      (p) The Company and the Depositary shall have executed and delivered the Deposit Agreement, and the Deposit Agreement shall be in full force and effect. The Company and the Depositary shall have taken all action necessary to permit the deposit of the Shares and the issuance of the ADSs corresponding to such Shares in accordance with the Deposit Agreement.

      (q) The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representatives of one of its authorized officers with respect to the deposit with it of the Shares represented by the ADSs against issuance of the ADRs evidencing the ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing the ADSs pursuant to the Deposit Agreement and such other matters related hereto as the Representatives may reasonably request.

      (r) Each Selling Shareholder shall have delivered to the Underwriters a Power of Attorney (as applicable), a Custody Agreement, a Statement of Election and Questionnaire and a Stock Transfer Form, in each case duly executed and in form and substance satisfactory to the Underwriters.

      (s) The Company shall have furnished to the Representatives such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Time of Sale Prospectus and the Prospectus as of the Closing Date, as the Representatives may reasonably request.

      (t) The ADSs shall have been approved for listing on the NYSE, subject only to notice of issuance and evidence of satisfactory distribution on or prior to the Closing Date.

      (u) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

      (v) The Underwriters shall have received, on each of (i) the date hereof,
(ii) the date on which the first sale of ADSs is confirmed if such date is not the same as the date hereof, and (iii) the Closing Date, a letter dated the date hereof, the date on which the first sale of the ADSs is confirmed or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Sallmanns (Far East) Limited, independent valuation firm, containing statements and information with respect to fair value of Ordinary Shares and options and share-based compensation expenses contained in the preliminary prospectus identified in Schedule III.1 hereto, the Registration Statement, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof

      The several obligations of the Underwriters to purchase Additional ADSs hereunder are subject to the delivery to the Representatives on the applicable Option Closing Date of such documents as the Representatives may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares underlying the Additional ADSs to be sold on such Option Closing Date and other matters related to the issuance of such Shares underlying the Additional ADSs.

      6. Covenants of the Company, the Founder and the Selling Shareholders.

      (I) The Company and the Founder, jointly and severally, covenant with each Underwriter as follows:

      (a) To furnish to the Representatives, without charge, five signed copies of each of the Registration Statement, the ADR Registration Statement and the Exchange Act Registration Statement (including in each case the exhibits thereto) and for delivery to each other Underwriter a conformed copy of each of the Registration Statement, the ADR Registration Statement and the Exchange Act Registration Statement (without exhibits thereto) and to furnish to the Representatives in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Sections 6(f) or 6(g) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as the Representatives may reasonably request.

      (b) Before amending or supplementing the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representatives a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representatives reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

      (c) To furnish to the Representatives a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representatives reasonably object.

      (d) Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

      (e) To advise the Representatives promptly and confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement, any Prospectus or free writing prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the ADR Registration

   Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible.

      (f) If the Time of Sale Prospectus is being used to solicit offers to buy the ADSs at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.

      (g) If, during such period after the first date of the public offering of the ADSs as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which ADSs may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law.

      (h) To endeavor to qualify the Shares and the corresponding ADSs for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request.

      (i) To make generally available to the Company's security holders and to the Representatives as soon as practicable an earning statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

      (j) To furnish to the Representatives as early as practicable prior to the Closing Date, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent registered public accountants, as stated in their letter to be furnished pursuant to Section 5(n) hereof.

      (k) To apply the net proceeds to the Company from the sale of the ADSs in the manner set forth under the caption "Use of Proceeds" in the Time of Sale Prospectus and to file such reports with the Commission with respect to the sale of the ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act; not to use, and to cause the Subsidiaries not to use, the proceeds from the sale of the ADSs, directly or indirectly, for any purpose or activity that would cause the Underwriters or any purchaser of the ADSs, by virtue of their purchasing or holding the ADSs, to be in violation of the Trading with the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or in connection with business, operations or contracts with the governments or with any person or entity of the Balkans, Burma (Myanmar), Cuba, Iraq, Iran, Libya, Liberia, North Korea, Sudan, Zimbabwe or any person or entity that is subject to sanctions under any program administered by OFAC.

      (l) Prior to the Closing Date, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the ADSs, without the Representatives' prior consent.

\
      (m) Not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Securities Act), or use any "prospectus" (within the meaning of the Securities Act) in connection with the offer or sale of the ADSs, in each case other than the Prospectus.

      (n) Not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs.

      (o) To cause the ADSs to be listed on the NYSE and to maintain such listing.

      (p) To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares.

      (q) To use its best efforts to comply with the Sarbanes-Oxley Act and to cause its directors and officers to comply with the Sarbanes-Oxley Act.

      (r) To comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

      (II) Each Selling Shareholder, in addition to its other agreements and obligations hereunder, severally and not jointly, covenants with each Underwriter as follows:

      (a) Such Selling Shareholder agrees that (i) it will not prepare, or have prepared on its behalf, or use or refer to, any "free writing prospectus" (as defined in Rule 405 under the Securities Act), and (ii) it will not distribute any written materials in connection with the offer or sale of the ADSs.

      (b) Such Selling Shareholder will not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.

      (c) During the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Securities Act) is required under the Securities Act, such Selling Shareholder will advise the Underwriters in writing promptly of any change in the information relating to such Selling Shareholder in the "Principal and Selling Shareholders" section in the Registration Statement, the Time of Sale Prospectus or the Prospectus.

            (d) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

            (e) Such Selling Shareholder agrees to deliver to the Representatives prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or Form W-9, as applicable (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

            (f) Such Selling Shareholder will not use any of the proceeds received by it from the sale of the ADSs to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any executive order issued by the President of the United States or administered by the OFAC.

            (g) Such Selling Shareholder shall, on or prior to the Closing Date, deposit, or cause to be deposited on its behalf, Ordinary Shares to be represented by the ADSs to be sold by such Selling Shareholder pursuant hereto, with the Depositary or its nominee in accordance with the provisions of the Deposit Agreement, and otherwise cause such ADSs to be issued by the Depositary and delivered to the Underwriters on the Closing Date.

      7. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, (A) the Selling Shareholders agree to pay or cause to be paid all expenses incident to the performance of their obligations incurred by them under this Agreement, including the fees, disbursements and expenses of counsel(s) for the Selling Shareholders; and (B) the Company agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including:
(i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares and the ADSs under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the ADR

Registration Statement, the Exchange Act Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the ADSs under state or foreign securities laws and all expenses in connection with the qualification of the Shares and the ADSs for offer and sale under state or foreign securities laws as provided in
Section 6(h) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the ADSs by the NASD, (v) all costs and expenses incident to listing the ADSs on the NYSE and any registration thereof under the Exchange Act, (vi) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the Depository Trust Company,
(vii) the cost of printing ADRs corresponding to the ADSs, (viii) the costs and charges of any transfer agent, registrar or depositary, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (x) the document production charges and expenses associated with printing this Agreement, any Powers of Attorney, any Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (xi) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program and (xii) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder for which provision is not otherwise made in this Section. The Company hereby agrees with the Underwriters that it will pay any such amounts not so paid by any Selling Shareholder. It is understood that except as provided in this Section, Section 9 entitled "Indemnity and Contribution",
Section 10 entitled "Directed Share Program Indemnification" and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the ADSs by them and any advertising expenses connected with any offers they may make; provided, however, if this Agreement is terminated other than as the result of a breach by the Underwriters of material terms of this Agreement, the Company shall reimburse the Underwriters for all of their reasonable costs and expenses incurred as of such termination in connection with the transactions contemplated hereunder.

      The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

      8. Indemnity and Contribution. (a) The Company and the Founder, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADR Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

      (b) Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, or the Prospectus or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, or the Prospectus or any amendment or supplement thereto; it being understood and agreed that the only written information furnished to the Company by each such Selling Shareholder expressly for use in the Registration Statement, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, the Prospectus, or any amendments or supplements thereto is the information relating to such Selling Shareholder set forth in the section "Principal and Selling Shareholders" (except for the percentages set forth therein).

      (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and its affiliates, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act, any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any issuer free writing prospectus or the Prospectus or any amendment or supplement thereto.

      (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a), 8(b) or 8(c), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing jointly by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney (as applicable) and such other Selling Shareholders who have not entered into a Power of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

      (e) To the extent the indemnification provided for in Section 8(a), 8(b) or 8(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the ADSs or
(ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the ADSs shall be deemed to be in the same respective proportions as the net proceeds from the offering of the ADSs (net of underwriting discount and commissions but before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the ADSs. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of ADSs they have purchased hereunder, and not joint.

      (f) The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

      (g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the ADSs.

      9. Directed Share Program Indemnification. (a) The Company agrees to indemnify and hold harmless the Representatives, each person, if any, who controls the Representatives within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of the Representatives within the meaning of Rule 405 of the Securities Act ("REPRESENTATIVE ENTITIES") from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of Representative Entities.

      (b) In case any proceeding (including any governmental investigation) shall be instituted involving any Representative Entity in respect of which indemnity may be sought pursuant to Section 9(a), the Representative Entity seeking indemnity, shall promptly notify the Company in writing and the Company, upon request of the Representative Entity, shall retain counsel reasonably satisfactory to Morgan Stanley to represent the Representative Entity and any others the Company may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Representative Entity shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Representative Entity unless (i) the Company shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company and the Representative Entity and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not, in respect of the legal expenses of the Representative Entities in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Representative Entities. Any such separate firm for the Representative Entities shall be designated in writing by Morgan Stanley. The Company shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the

Company agrees to indemnify the Representative Entities from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time a Representative Entity shall have requested the Company to reimburse it for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the Company agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Company of the aforesaid request and (ii) the Company shall not have reimbursed the Representative Entity in accordance with such request prior to the date of such settlement. The Company shall not, without the prior written consent of Morgan Stanley, effect any settlement of any pending or threatened proceeding in respect of which any Representative Entity is or could have been a party and indemnity could have been sought hereunder by such Representative Entity, unless such settlement includes an unconditional release of the Representative Entities from all liability on claims that are the subject matter of such proceeding.

      (c) To the extent the indemnification provided for in Section 9(a) is unavailable to a Representative Entity or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Company in lieu of indemnifying the Representative Entity thereunder, shall contribute to the amount paid or payable by the Representative Entity as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Representative Entities on the other hand from the offering of the Directed Shares or (ii) if the allocation provided by clause 9(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(c)(i) above but also the relative fault of the Company on the one hand and of the Representative Entities on the other hand in connection with any statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Representative Entities on the other hand in connection with the offering of the Directed Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Directed Shares (before deducting expenses) and the total underwriting discounts and commissions received by the Representative Entities for the Directed Shares, bear to the aggregate Public Offering Price of the Directed Shares. If the loss, claim, damage or liability is caused by an untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company on the one hand and the Representative Entities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the Company or by the Representative Entities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (d) The Company and the Representative Entities agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Representative Entities were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(c). The amount paid or payable by the Representative Entities as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by the Representative Entities in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Representative Entity shall be required to contribute any amount in excess of the amount by which the total price at which the Directed Shares distributed to the public were offered to the public exceeds the amount of any damages that such Representative Entity has otherwise been required to pay. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

      The indemnity and contribution provisions contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Representative Entity or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Directed Shares.

      10. Termination. The Underwriters may terminate this Agreement by notice given by the Representatives to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the NYSE, the American Stock Exchange, the Nasdaq Global Market or the London Stock Exchange, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States, the United Kingdom, the Cayman Islands or the PRC shall have occurred,
(iv) any moratorium on commercial banking activities shall have been declared by U.S. federal, New York State, the United Kingdom, Cayman Islands or PRC authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, currency exchange rates or controls or any calamity or crisis that, in the Representatives' judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Representatives' judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the ADSs on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.

      11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase ADSs that it has or they have agreed to purchase hereunder on such date, and the aggregate number of ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the ADSs to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm ADSs set forth opposite their respective names in Schedule II bears to the aggregate number of Firm ADSs set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the ADSs which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of ADSs that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of ADSs without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm ADSs and the aggregate number of Firm ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Firm ADSs to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and the Selling Shareholders for the purchase of such Firm ADSs are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either the Representatives or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional ADSs and the aggregate number of Additional ADSs with respect to which such default occurs is more than one-tenth of the aggregate number of Additional ADSs to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (vi) terminate their obligation hereunder to purchase the Additional ADSs to be sold on such Option Closing Date or (vii) purchase not less than the number of Additional ADSs that such non-defaulting

Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all of their costs and expenses (including the fees and disbursements of their counsel) reasonably incurred as of such termination by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      12. Submission to Jurisdiction; Appointment of Agent for Service. (a) Each of the Company and the Selling Shareholders irrevocably submits to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, New York, U.S.A. over any suit, action or proceeding arising out of or relating to this Agreement, the Deposit Agreement, the Time of Sale Prospectus, the Prospectus, the Registration Statement, the ADR Registration Statement or the offering of the ADSs. Each of the Company and the Selling Shareholders irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company or any of the Selling Shareholders has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

      (b) Each of the Company and the Selling Shareholders hereby irrevocably appoints Law Debenture Corporate Services Inc., with offices at 767 Third Avenue, New York, New York, 10017, as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. Each of the Company and the Selling Shareholders waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. Each of the Company and the Selling Shareholders represents and warrants that such agent has agreed to act as its agent for service of process, and each of the Company and the Selling Shareholders agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.

      13. Foreign Taxes. All payments made by the Company and the Selling Shareholders under this Agreement, if any, will be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the Cayman Islands or any political subdivision or any taxing authority thereof or therein unless the Company or any Selling Shareholder is or becomes required by law to withhold or deduct such taxes, duties, assessments or other governmental charges. In such event, the Company or such Selling Shareholder, as the case may be, will pay such additional amounts as will result, after such withholding or deduction, in the receipt by each Underwriter and each person controlling any Underwriter, as the case may be, of the amounts that would otherwise have been receivable in respect thereof, except to the extent such taxes, duties, assessments or other governmental charges are imposed or levied by reason of such Underwriter's or controlling person's being connected with the Cayman Islands other than by reason of its being an Underwriter or a person controlling any Underwriter under this Agreement.

      14. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the ADSs, represents the entire agreement between the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, with respect to the preparation of any preliminary prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the ADSs.

      (b) The Company acknowledges that in connection with the offering of the
ADSs: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any, and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the ADSs.

      15. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      16. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, United States of America.

      17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

      18. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representatives to Morgan Stanley & Co. International plc, 25 Cabot Square, Canary Wharf, London, E14 4QA, England to the attention of Head of Capital Markets, and to UBS AG at 52/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong to the attention of Syndicate Department; if to the Company shall be delivered, mailed or sent to LDK Solar Co., Ltd., Hi-Tech Industrial Park, Xinyu city, Jiangxi province, 338032, PRC; and if to the Selling Shareholders shall be delivered, mailed or sent to [address].

                                        Very truly yours,

                                        LDK Solar Co., Ltd.

                                        By:

                                            -----------------------------------
                                            Name:

                                            Title:

                                        LDK New Energy Holding Limited

                                        Xiaofeng Peng

                                        ---------------------------------------

                                        Financiere Natixis Singapore 4 Pte Ltd

                                        By:

                                            -----------------------------------
                                            Name:

                                            Title:

                                        CDH SolarFuture Limited

                                        By:

                                            -----------------------------------
                                            Name:

                                            Title:

                                        The Selling Shareholders named in
                                        Schedule I(b) hereto, acting severally

                                        By:

                                            -----------------------------------
                                            Attorney-in-Fact

                                        The Selling Shareholders named in
                                        Schedule I(c) hereto, acting severally

                                        By:

                                            -----------------------------------
                                            Attorney-in-Fact

Accepted as of the date hereof

Morgan Stanley &Co. International plc

UBS AG

Acting severally on behalf of themselves and the several Underwriters named in Schedule II hereto

Morgan Stanley & Co. International plc

By:

   ------------------------------------
   Name:

   Title:

UBS AG

By:

   ------------------------------------
   Name:

   Title:

By:

   ------------------------------------
   Name:

   Title:

                                                                      SCHEDULE I

                                                       NUMBER OF FIRM SHARES
          SELLING SHAREHOLDERS                              TO BE SOLD
------------------------------------------------    ----------------------------
(a):

Financiere Natexis Singapore 4 Pte Ltd.........

CDH SolarFuture Limited........................

(b):

Shine Field Investment Limited.................

CHF Wafer Company Limited......................

China Environment Fund 2004, LP................

JAFCO  Asia Technology Fund III................

Decatur Overseas Corporation ..................

Silverpointe Investments Ltd...................

(c):

BOFA Capital Company Limited ..................

MUS Roosevelt China Pacific Fund L.P...........

Total: ........................................
                                                    ===========================

                                                                     SCHEDULE II

                                                         NUMBER OF FIRM ADSs
            UNDERWRITER                                    TO BE PURCHASED
------------------------------------------------    ----------------------------
Morgan Stanley & Co. International plc.........

UBS AG.........................................

Piper Jaffray & Co. ...........................

CLSA Limited...................................

CIBC World Markets Corp. ......................

Total:.........................................
                                                    ===========================

                                                                    SCHEDULE III

                             TIME OF SALE PROSPECTUS

1.    Preliminary prospectus issued May 14, 2007.

2.    Free writing prospectuses:

      [List free writing prospectuses]

3.    [Final pricing term sheet]

                                     III-1

                                                                     SCHEDULE IV

                              LIST OF OPTIONHOLDERS

                                                                       EXHIBIT A

           FORM OF OPINION AND DISCLOSURE LETTER OF SIDLEY AUSTIN LLP
                    TO BE DELIVERED PURSUANT TO SECTION 5(d)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

      (i) Assuming the Underwriting Agreement has been duly authorized, executed and delivered by the Company in accordance with the laws of the Cayman Islands, the Underwriting Agreement has been duly executed and delivered by the Company under the laws of the State of New York.

      (ii) Assuming the Deposit Agreement has been duly authorized, executed and delivered by the Company in accordance with the laws of the Cayman Islands, the Deposit Agreement has been duly executed and delivered by the Company under the laws of the State of New York and, assuming the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and that the Depositary has full power, authority and legal right to enter into and perform its obligations thereunder, the Deposit Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to (a) bankruptcy, insolvency, reorganization and other laws of general applicability now or hereinafter in effect relating to or affecting creditors' rights generally, (b) general equity principles and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (c) an implied covenant of good faith and fair dealing.

      (iii) Upon the due execution, issuance and delivery by the Depositary of ADSs evidenced by ADRs against the deposit of Ordinary Shares in accordance with the Deposit Agreement, such ADSs will be validly issued and persons in whose names such ADRs are duly registered will be entitled to the rights specified therein and in the Deposit Agreement.

      (iv) The execution and delivery of the Underwriting Agreement and the Deposit Agreement by the Company do not, and the deposit of the Ordinary Shares with the Depositary by the Company against issuance of the ADRs evidencing the ADSs and the sale of ADSs by the Company to the Underwriters pursuant to the Underwriting Agreement do not (i) violate any U.S. federal or State of New York statute, rule or regulation applicable to the Company, (ii) result in the breach of or a default under any Disclosed Contract governed by the U.S. federal laws or the law of the State of New York and to which the Company or any of its consolidated subsidiaries is a party, or (iii) require any consents, approvals or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any U.S. federal or State of New York statute, rule or regulation applicable to the Company that have not been obtained or made.

      (v) Based on a telephone conversation with a member of the staff of the Commission on [-], 2007, each of the Registration Statement, including any Rule 462 Registration Statement, and the ADR Registration Statement is effective under the Securities Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) (without reference to Rule 424(b)(8)); any required filing of free writing prospectus pursuant to Rule 433 has been made in the manner and within the time period required by Rule 433(d); and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act. The Registration Statement (including any Rule 462 Registration Statement), the ADR Registration Statement, the Prospectus and each amendment or supplement to the Registration Statement, the ADR Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules thereto and other financial data included or omitted therein, as to which such counsel needs express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Ordinary Shares and the ADSs have become registered under
Section 12(b) of the Exchange Act.

      (vi) The statements set forth in the Time of Sale Prospectus and the Prospectus under the headings "Description of American Depositary Shares," insofar as they purport to describe or summarize provisions of the Deposit Agreement and the ADSs, and under "Shares Eligible for Future Sale," insofar as they purport to describe or summarize certain provisions of the documents or U.S. federal laws referred to therein, are accurate descriptions or summaries in all material respects.

      (vii) Although the statements set forth in the Time of Sale Prospectus and the Prospectus under the heading "Taxation -- United States Federal Income Taxation" do not purport to discuss all possible United States federal income tax consequences of the purchase, ownership and disposition of Ordinary Shares or ADSs, such statements, to the extent that they constitute matters of law or legal considerations with respect thereto, fairly and accurately summarize in all material respects the United States federal income tax consequences of the purchase, ownership and disposition of Ordinary Shares or ADSs under present law.

      (viii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental authority or agency or any U.S. federal or New York court under any U.S. federal or State of New York statute, rule or regulation applicable to the Company (other than as may be required under the securities or Blue Sky laws of the various states or foreign jurisdictions, as to which such counsel need express no opinion) is required in connection with the due authorization, execution and delivery by the Company of the Underwriting Agreement or for the offering, issuance, sale or delivery of the ADSs, except for (a) such as have been obtained under the Securities Act and the Exchange Act and (b) such as are required by the NASD.

      (ix) The Company is not required to register as an "investment company" under the Investment Company Act of 1940, as amended, in connection with the issuance, offer and sale by the Company of the Shares in the form of ADSs in the manner contemplated by the Registration Statement, the Time of Sale Prospectus, the Prospectus, the Deposit Agreement and the Underwriting Agreement and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

      (x) Under the laws of the State of New York relating to personal jurisdiction, (a) the Company has validly chosen New York law to govern its rights and duties under the Underwriting Agreement and the Deposit Agreement,
(b) the Company has, under the Underwriting Agreement and the Deposit Agreement, validly submitted to the non-exclusive jurisdiction of any state or federal court located in the State of New York, United States of America, in any action arising out of or relating to the Underwriting Agreement and the Deposit Agreement and the transactions contemplated herein and therein and, to the extent permitted by law, has validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 11 of the Underwriting Agreement and Section 19 of the Deposit Agreement, (c) its appointment hereunder and thereunder of Law Debenture Corporate Services Inc. as its authorized agent for service of process for the purpose described in Section 11(b) of the Underwriting Agreement and Section 19 of the Deposit Agreement is valid, and (d) service of process in the matter set forth in Section 11(b) of the Underwriting Agreement and Section 19 of the Deposit Agreement is effective to confer valid personal jurisdiction over the Company.

      (xi) To the best of such counsel's knowledge, there are no contracts, instruments or other documents of a nature required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed.

      (xii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending or threatened before any U.S. federal or New York State court or governmental agency, authority or body which are required to be described in the Registration Statement, the Time of Sale Prospectus and the Prospectus that are not described as required.

      In addition, although such counsel does not make any representation as to, and is not passing upon or assuming responsibility for, the accuracy, completeness or fairness of the statements included in the Registration Statement, the Time of Sale Prospectus or the Prospectus, except for those made under (vi) and (vii) above, such counsel shall state that, in the course of acting as counsel to the Company in connection with the preparation by the Company of the Registration Statement, the ADR Registration Statement, the Time of Sale Prospectus, the Pricing Information Annex (as defined in such counsel's opinion) and the Prospectus, such counsel reviewed the Registration Statement, the ADR Registration Statement, the Time of Sale Prospectus, the Pricing Information Annex and the Prospectus, and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, the Underwriters, and the Underwriters' and the Selling Shareholders' counsels, during which conferences and conversations the contents of the Registration Statement, the ADR Registration Statement, the Time of Sale Prospectus, the Pricing Information Annex and the Prospectus, and related matters were discussed. Such counsel also reviewed and relied upon certain corporate records and documents, letters from counsel and accountants and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters. Based on such counsel's participation, review and reliance as described above, such counsel advised that nothing has come to its attention that has caused it to believe that (A) the Registration Statement or any prospectus included therein (except for financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel makes no statement) or the ADR Registration Statement at the time they became effective under the Securities Act contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus (except for financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel makes no statement) as of the time of sale (as such term is used in Rule 159 under the Securities Act) and as of the Closing Date, when taken together with the Pricing Information Annex, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) the Prospectus (except for financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel makes no statement) as of its date or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel expresses no belief with respect to the financial statements, schedules, or other financial data included in, or omitted from, the Registration Statement, the ADR Registration Statement, the Time of Sale Prospectus, the Pricing Information Annex or the Prospectus.

                                                                       EXHIBIT B

                    FORM OF OPINION OF CONYERS DILL & PEARMAN
                    TO BE DELIVERED PURSUANT TO SECTION 5(e)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

1. As at the Certificate Date, the Company is duly incorporated and existing under the laws of the Cayman Islands as an exempted company with limited liability and in good standing (meaning solely that it has not failed to make any filing with any Cayman Islands government authority or to pay any Cayman Islands government fee which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of the Cayman Islands) and has the corporate power and authority required to carry on its business and to own, lease and operate its properties in accordance with its memorandum of association and as described in the Registration Statement, the Preliminary Prospectus and the Prospectus.

2. The Shares to be issued and sold by the Company under the Underwriting Agreement have been duly authorised, and when issued and delivered by the Company to the Underwriters pursuant to the Underwriting Agreement against payment in full of the consideration set forth in the Underwriting Agreement, will have been validly issued, fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares), such Shares will have attached thereto the rights set out in the Listing Memorandum and Articles and such Shares will not be subject to any pre-emptive rights, rights of first refusal or similar rights under Cayman Islands law, the Amended and Restated Memorandum and Articles or the Listing Memorandum and Articles.

3. The Company has the necessary corporate power and authority to enter into and perform its obligations under the Transaction Documents. The issue, sale and delivery of the Shares in the form of ADSs, the ADSs being delivered at such time of delivery, the deposit of the Shares with the Depositary against the issuance of the ADRs evidencing the ADSs to be delivered at such time of delivery, the filing of the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement [and the Free Writing Prospectus], the execution and delivery of the Transaction Documents by the Company and the performance by the Company thereunder will not violate the Amended and Restated Memorandum and Articles nor any applicable law, regulation, order or decree in the Cayman Islands.

4. The Company has taken all corporate action required to authorise its execution, delivery and performance of the Transaction Documents. The Transaction Documents [have] been duly executed and delivered by or on behalf of the Company, and constitute valid and binding obligations of the Company enforceable in accordance with the terms thereof. The Company has taken all corporate action required to authorise the filing of each of the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement [and the Free Writing Prospectus].

5. The Company has the authorized and issued share capital set forth in the Registration Statement, the ADR Registration Statement, the Exchange Act Registration Statement [and the Free Writing Prospectus]. All issued shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable (meaning that no further sums are payable to the Company on such shares).

6. No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of the Cayman Islands or any sub-division thereof is required to authorise or is required in connection with the issue, sale and delivery of the Shares in the form of ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs, the filing of the Registration Statement, the ADR Registration Statement and the Exchange Act Registration Statement with the SEC and the payment of dividends to shareholders of the Company in any currency, and the execution, delivery, performance and enforcement of the Transaction Documents and the payment of any amount under the Underwriting Agreement and the Deposit Agreement (other than court filings if legal proceedings are brought in the Cayman Islands).

7. It is not necessary or desirable to ensure the enforceability in the Cayman Islands of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in the Cayman Islands. However, to the extent that any of the Transaction Documents creates a charge over assets of the Company, the Company and its directors are under an obligation to enter such charge in the Register of Mortgages and Charges of the Company in accordance with section 54 of the Companies Law. While there is no exhaustive definition of a charge under Cayman Islands law, a charge normally has the following characteristics:

      (i) it is a proprietary interest granted by way of security which entitles the chargee to resort to the charged property only for the purposes of satisfying some liability due to the chargee (whether from the chargor or a third party); and

      (ii) the chargor retains an equity of redemption to have the property restored to him when the liability has been discharged.

      However, as the Transaction Documents are governed by the Foreign Laws, the question of whether they would possess these particular characteristics would be determined under the Foreign Laws.

8. There is no stamp, registration or similar tax or duty to be paid on or in relation to any of the Transaction Documents provided that they are executed and remain outside the Cayman Islands. If it becomes necessary to bring any of the Transaction Documents into the Cayman Islands for enforcement or otherwise, nominal stamp duty will be payable on such Transaction Documents. In the case of any Transaction Document creating security over movable property granted by an exempted company, an ordinary non-resident company or a foreign company, stamp duty will be payable on an ad valorem basis to a maximum of CI$500.00 (US$600.00). Apart from the payment of stamp duty, there are no acts, conditions or things required by the laws and regulations of the Cayman Islands to be done, fulfilled or performed in order to make any of the Transaction Documents admissible in evidence in the Cayman Islands.

9. The statements in the Registration Statement, the Preliminary Prospectus and the Prospectus under the captions "Risk factors - Our articles of association contain anti-takeover provisions that could prevent a change in control even if such takeover is beneficial to our shareholders", "Risk factors - You may face difficulties in protecting your interests because we are incorporated under Cayman Islands law", "Management - Board of Directors", "Management - Indemnification", "Description of Share Capital", "Taxation - Cayman Islands Taxation", "Enforceability of Civil Liabilities" and in the Registration Statement under the caption "Part II--Item 6. Indemnification of directors and officers," insofar and to the extent that they constitute a summary or description of the laws and regulations of the Cayman Islands, fairly and accurately present the information and summarise the matters referred to therein.

10. Subject to paragraph 8 above, there is no income or other tax of the Cayman Islands imposed by withholding or otherwise by virtue of the execution, delivery, performance and enforcement of any of the Transaction Documents or the issuance and sale of the Shares by the Company or on any payment to be made to or by the Company pursuant to the Transaction Documents. Subject to paragraph 8 above, the Cayman

      Islands currently has no income, corporate or capital gains tax and no estate duty, inheritance tax or gift tax.

11. There are no reporting obligations under the laws of the Cayman Islands on the holders of Shares as a result of being the holders of such Shares.

12. The Company is free to acquire, hold and sell foreign currency and securities without restriction.

13. Based solely upon a search of the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands conducted at [-] a.m./p.m. on [-] 2007 (which would not reveal details of proceedings which have been filed but not actually entered in the Register of Writs and other Originating Process of the Grand Court of the Cayman Islands at the time of our search), there are no judgements against the Company, nor any legal or governmental proceedings, nor any petitions to wind up the Company pending in the Grand Court of the Cayman Islands to which the Company is subject.

14. The choice of the Foreign Laws as the governing law of the Transaction Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The irrevocable submission in the Transaction Documents to the non-exclusive jurisdiction of the Foreign Courts is valid and binding upon the Company.

15. The Company has the legal capacity to sue and be sued in its own name under the laws of the Cayman Islands.

16. The courts of the Cayman Islands would recognise as a valid judgment, without retrial on the merits, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Transaction Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands.

17. The Company is not entitled to any immunity under the laws of the Cayman Islands, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Transaction Documents in respect of itself or its property.

18. Neither the Underwriters nor the Depositary will be deemed to be resident, domiciled or carrying on business or subject to taxation in the Cayman Islands or in violation of any law thereof by reason only of the execution, performance and/or enforcement of the Transaction Documents by the Underwriters or the Depositary, as the case may be.

19. The Underwriters have standing to bring an action or proceedings before the appropriate courts in the Cayman Islands for the enforcement of the Transaction Documents. It is not necessary or advisable in order for the Underwriters to enforce their rights under the Transaction Documents, including the exercise of remedies thereunder, that any of them be licensed, qualified or otherwise entitled to carry on business in the Cayman Islands.

20. The appointment of an agent to accept service of process in the Foreign Courts pursuant to the Transaction Documents is legal, valid and binding on the Company.

21. Based solely on our review of the Register of Members, no statement has been entered in the Register of Members to indicate that any of the shares of the Selling Shareholders are subject to any charge, mortgage or other security interest or encumbrance (the "SECURITY INTEREST"); however the entering of a statement referring to the Security Interest is not mandatory and failure to do so does not operate to invalidate the Security Interest and is not conclusive evidence that the shares of the Selling Shareholders are free from any Security Interest.

22. There are no governmental laws, decrees, regulations or other legislation in the Cayman Islands which affect the payment or remittance of dividends, interest or other payments otherwise properly and lawfully authorised by the Company to non-resident holders of the Shares.

                                                                     EXHIBIT C-1

                     FORM OF OPINION OF GRANDALL LEGAL GROUP
                    TO BE DELIVERED PURSUANT TO SECTION 5(f)
                             (Dated the Launch Date)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

      (i) PRC Subsidiary, a wholly foreign owned enterprise with limited liability, has been duly incorporated and is validly existing and in good standing under the laws of PRC. 100% of the equity interest of PRC Subsidiary is owned by the Company. To the best of our knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims.

      (ii) The Founder has registered his overseas investment in LDK New Energy Holding Limited and the Company with the competent Governmental Agenc(ies) in accordance with SAFE Rules and Regulations. The establishment of the Company and the Company's subsequent purchase of 100% equity interests of PRC Subsidiary from the former shareholders, namely Suzhou Liouxin Industry Co., Ltd and Liouxin Industrial Limited, at a consideration of US$8,000,001 (the "Restructuring") complied with all PRC laws, rules and regulations that are applicable to the Company and PRC Subsidiary, including the M&A Rules and Related Clarifications.

      (iii) All Governmental Authorizations required under the laws of the PRC in connection with the Restructuring have been unconditionally obtained in writing and are in full force and effect, and no such Governmental Authorization has been withdrawn or is subject to any condition precedent or subsequent which has not been fulfilled or performed;

      (iv) According to the M&A Rules and Related Clarifications, a special purpose vehicle controlled directly or in directly by PRC incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC (an "SPV") shall be listed overseas subject to prior approval by CSRC. As of the date hereof, the CSRC has not issued any definitive rule or interpretation concerning whether the transactions contemplated by the Underwriting Agreement and the Deposit Agreement shall be subject to the new procedures under the M&A Rules and Related Clarifications requiring the prior approval of the CSRC for the listing and trading of the securities of an SPV on any stock exchange located outside of the PRC. To the best of our understanding of the M&A Rules and Related Clarifications, such counsel is of the opinion that the M&A Rules and Related Clarifications did not and does not apply to the Restructuring, unless otherwise the competent Governmental Agency such as the

                                      C1-1

CSRC implements different explanations of the M&A Rules and Related Clarifications in the future.

      (v) As of the date hereof, the issuance and sale of the ADSs and the Ordinary Shares underlying the ADSs, the listing and trading of the ADSs on the NYSE or the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement does not and will not conflict with or result in a breach or violation of any law or statute or any order, rule or regulation of any Governmental Authorization of the PRC (including, without limitation, the M&A Rules and Related Clarifications);

      (vi) As of the date hereof, no Governmental Authorization of the PRC (including, without limitation, the approvals of the CSRC and the Ministry of Commerce under the M&A Rules and Related Clarifications) is required for the issuance and sale of the ADSs and the Ordinary Shares underlying the ADSs, the listing and trading of the ADSs on the NYSE, or consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement;

      (vii) Given that the Company has completed its Restructuring before September 8, 2006, the effective date of the M&A Rules, the M&A Rules and Related Clarifications do not require an application to be submitted to the CSRC for the approval of the listing and trading of the ADSs on the NYSE or the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement.

      (viii) The statements set forth in the preliminary prospectus dated [-], 2007 included in the Registration Statement under the captions "Risk Factors - Risks Related to Business Operations in China--Our failure to obtain the prior approval of the China Securities Regulatory Commission, or the CSRC, for the listing and trading of our ADSs on the New York Stock Exchange could significantly delay this offering or adversely affect our business and reputation and the trading price of our ADSs, and may also create uncertainties for this offering," when taken together with the statements under "PRC Government Regulations--Regulation of Overseas Investments and Listings," are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries that would make them misleading in any material respect.

                                      C1-2

                                                                     EXHIBIT C-2

                     FORM OF OPINION OF GRANDALL LEGAL GROUP
                    TO BE DELIVERED PURSUANT TO SECTION 5(g)
                            (Dated the Closing Date)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

      (i) The PRC Subsidiary, a wholly foreign owned enterprise with limited liability, has been duly incorporated and is validly existing and in good standing under the laws of PRC. As a limited liability company with independent legal person status, the PRC Subsidiary is capable of suing, being sued and entering into any contractual relationship binding on itself with any party. The PRC Subsidiary has the lawful power and authority to assume civil liability with respect to its assets. The registered capital of the PRC Subsidiary has been fully paid in and is free and clear of any security interest, mortgage, pledge, lien, claim or any other encumbrances. The PRC Subsidiary currently acts and has been, since its formation, acting within the scope of business prescribed in its business license and in compliance with the requirements of the applicable PRC laws and regulations. The business license, articles of association and other constitutive documents of the PRC Subsidiary comply with the requirements of applicable PRC laws and are in full force and effect.

      (ii) The PRC Subsidiary has full legal right, power and authority (corporate and other) to own, use, lease and operate its assets and to conduct its business as presently conducted and as described in the Time of Sale Prospectus and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification. The PRC Subsidiary has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings (collectively, the "Governmental Authorizations") with, all governmental or regulatory agencies or courts in the PRC (the "Governmental Agencies") to own, lease, license and use its properties and assets and conduct its business in the manner described in the Time of Sale Prospectus and the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Time of Sale Prospectus and the Prospectus. Such Governmental Authorizations are in full force and effect and the PRC Subsidiary is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits. After due inquiry, such counsel has no reason to believe that any Governmental Agency is considering modifying, suspending or revoking any such Governmental Authorizations, or that any such Governmental Authorizations will not be renewed by the relevant Governmental Agency.

                                      C2-1

      (iii) The restructuring documents described in the Time of Sale Prospectus and the Prospectus under Note 1 to the consolidated financial statements constitute the legal, valid and binding obligations of all parties thereto, enforceable against all such parties in accordance with their terms; all necessary corporation action for the consummation of the transactions contemplated under such restructuring documents have been duly taken by the Company and the PRC Subsidiary and all consents required from third parties have been obtained and are in full force and effect; all governmental approvals, consents, registrations and filings required in the PRC for the consummation of the transactions contemplated under the restructuring documents have been obtained or made and are in full force and effect.

      (iv) All of the equity interests in the PRC Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and are legally owned by the Company directly, free and clear of all liens, charges, restrictions upon voting or transfer or any other encumbrances, equities or claims. The PRC Subsidiary has obtained all approvals, authorizations, consents and orders, and has made all filings that are required under PRC law, rules and regulations for the ownership by the Company of its equity interest in the PRC Subsidiary. There are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in the PRC Subsidiary.

      (v) The application of the net proceeds to be received by the Company from the offering as contemplated by the Time of Sale Prospectus and the Prospectus, will not contravene (A) any provision of applicable PRC laws, rules or regulations, or (B) the articles of association or other constitutive or organizational documents or business license of the PRC Subsidiary, or (C) the terms or provisions of, or constitute a default under, any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the PRC Subsidiary is a party or by which it or any of its properties is bound, or (D) any judgment, order or decree of any PRC Governmental Agency.

      (vi) The PRC Subsidiary has valid title to all of its properties and assets, in each case free and clear of all liens, charges, encumbrances, equities, claims, defects, options or restrictions, except as described in the Time of Sale Prospectus and the Prospectus; each lease agreement to which the PRC Subsidiary is a party is legally executed; the leasehold interests of the PRC Subsidiary are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under PRC law; and neither the Company within the PRC nor the PRC Subsidiary owns, operates, manages or

                                      C2-2
has any other right or interest in any other material real property of any kind, except as described in the Time of Sale Prospectus and the Prospectus.

      (vii) There are no outstanding guarantees or contingent payment obligations of the PRC Subsidiary in respect of indebtedness of third parties except as disclosed in the Time of Sale Prospectus and the Prospectus.

      (viii) To the best of such counsel's knowledge, neither the Company nor the PRC Subsidiary is in breach or violation of or in default under or with respect to (nor has any event occurred which with notice, lapse of time, or both, would result in any breach of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its articles of association or any other constitutive or organizational documents, (B) any approval, consent, waiver, authorization, exemption, permission or license granted by any Governmental Agency in the PRC, (C) the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, or (D) any law, regulation or rule of the PRC, or any decree, judgment or order of any court in the PRC, applicable to the Company or the PRC Subsidiary.

      (ix) There are no legal, governmental, administrative or arbitrative proceedings before or by any Governmental Agency pending or, to the best of such counsel's knowledge after due inquiry, threatened against, or involving the properties or business of, the Company or the PRC Subsidiary or to which any of the properties of the Company or the PRC Subsidiary is subject.

      (x) Except as disclosed in the Time of Sale Prospectus and the Prospectus, All dividends and other distributions declared and payable on the Company's equity interest in the PRC Subsidiary may be payable in Renminbi which may be converted into foreign currency under the current laws and regulations of the PRC and may be freely transferred out of the PRC, and such dividends will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC and may be paid without the necessity of obtaining any Government Authorization from any Governmental Agency in the PRC.

      (xi) Each of the Disclosed Contracts that are governed by PRC law (the "Material Contracts") has been duly authorized, executed and delivered by the PRC Subsidiary, and the PRC Subsidiary has, to the extent applicable, taken all

                                      C2-3
necessary corporate actions to authorize the performance thereof; the PRC Subsidiary had the corporate power and capacity to enter into and to perform its obligations under such Material Contract; each of the Material Contracts to which the Company or the PRC Subsidiary is a party constitutes the legal, valid and binding obligation of the Company or the PRC Subsidiary, as the case may be, enforceable against the Company or the PRC Subsidiary, as the case may be, in accordance with its terms.

      (xii) The PRC Subsidiary does not possess any registered intellectual property except as described in the Time of Sale Prospectus and the Prospectus, and the PRC Subsidiary possesses valid licenses in full force and effect or otherwise has the legal right to use, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by it in the ordinary course of business in the PRC, and to the best of such counsel's knowledge after due inquiry, the PRC Subsidiary has not received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing.

      (xiii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement and the Deposit Agreement and the consummation by the Company of the transactions contemplated herein and therein, and the conduct of the business and operations of the Company and the PRC Subsidiary as described in the Registration Statement and in the Time of Sale Prospectus and the Prospectus, including the issue and sale of the ADSs and the Ordinary Shares underlying the ADSs under the Underwriting Agreement and the Deposit Agreement, and the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement (A) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the PRC Subsidiary is a party or by which the PRC Subsidiary is bound or to which any of the properties or assets of the PRC Subsidiary is bound or to which any of the properties or assets of the PRC Subsidiary is subject, (B) do not and will not result in any violation of the provisions of the articles of association, business licenses or any other constitutive documents of the PRC Subsidiary, (C) do not and will not result in any violation of any PRC law, statute or regulation, and (D) do not and will not result in any violation of any order, rule or regulation of any Governmental Agency.

      (xiv) No Governmental Authorization from any PRC Governmental Agency is required for (A) the issue and sale of the ADSs and the Ordinary

                                      C2-4

Shares represented thereof at the Closing Date to be sold by the Company under the Underwriting Agreement and the Deposit Agreement, (B) the deposit of the Ordinary Shares represented by the ADSs with the Depositary or its nominee, and
(C) the consummation by the Company and the Depositary of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement, as applicable.

      (xv) Under PRC law, there are no reporting obligations on non-Chinese holders of the ADSs or the Ordinary Shares.

      (xvi) As a matter of PRC law, no holder of the ADSs or Ordinary Shares who is not a PRC resident will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in the PRC, by virtue only of holding such ADSs or Ordinary Shares. There are no limitations under PRC law on the rights of holders of the ADSs or Ordinary Shares who are not PRC residents to hold, vote or transfer their securities nor any statutory preemptive rights or transfer restrictions applicable to the ADSs or Ordinary Shares.

      (xvii) The statements set forth in the Time of Sale Prospectus and the Prospectus under the headings "Prospectus Summary--Our Corporate Structure," "Risk Factors," "Dividend Policy," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "PRC Government Regulations," "Management," "Related Party Transactions," "Description of Share Capital," "Enforcement of Civil Liabilities" and "Taxation," insofar as such statements describe or summarize PRC legal or regulatory matters, or documents, agreements or proceedings governed by PRC law, are true and accurate, and fairly present or fairly summarize the PRC legal and regulatory matters, documents, agreements or proceedings referred to therein; and such statements did not contain and will not contain an untrue statement of a material fact, and did not omit and will not omit to state any material fact necessary to make the statements, in light of the circumstances under which they were made, not misleading.

      (xviii) (a) The Founder has registered his overseas investment in LDK New Energy Holding Limited and the Company with Governmental Agency in accordance with SAFE Rules and Regulations. Then the Company purchase 100% equity interests of PRC Subsidiary from the former shareholders, namely Suzhou Liouxin Industry Co., Ltd and Liouxin Industrial Limited at a consideration of US$8,000,001 (the "RESTRUCTURING"). The establishment and the Restructuring of the Company and PRC Subsidiary complied with all PRC laws, rules and regulations that are applicable to the Company and the PRC Subsidiary, including the M&A Rules and Related Clarifications.

                                      C2-5

      (b) All Governmental Authorizations required under the laws of the PRC in connection with the Restructuring have been unconditionally obtained in writing and are in full force and effect, and no such Governmental Authorization has been withdrawn or is subject to any condition precedent or subsequent which has not been fulfilled or performed;

      (c) According to the M&A Rules and Related Clarifications, an special purpose vehicle controlled directly or in directly by PRC incorporated companies or PRC residents and established for the purpose of obtaining a stock exchange listing outside of the PRC (the "SPV") shall be listed overseas subject to prior approval by CSRC. But as of the date hereof, the CSRC has not issued any definitive rule or interpretation concerning whether the transactions contemplated by the Underwriting Agreement and the Deposit Agreement shall be subject to the new procedures under the M&A Rules and Related Clarifications requiring the prior approval of the CSRC for the listing and trading of the securities of SPV on any stock exchange located outside of the PRC or not. To the best of such counsel's understanding of the M&A Rules and Related Clarifications, such counsel is of the opinion that the M&A Rules and Related Clarifications does not apply to the Restructuring, unless otherwise the competent Governmental Agency such as the CSRC implements different explanations to the M&A Rules and Related Clarifications in the future.

      (d) The issuance and sale of the ADSs and the Ordinary Shares underlying the ADSs, the listing and trading of the ADSs on the NYSE or the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement does not and will not conflict with or result in a breach or violation of any law or statute or any order, rule or regulation of any Governmental Authorization of the PRC (including, without limitation, the M&A Rules and Related Clarifications);

      (e) As of the date of the Time of Sale Prospectus and the date hereof, no Governmental Authorization of the PRC (including, without limitation, the approvals of the CSRC and the Ministry of Commerce under the M&A Rules and Related Clarifications) is required for the issuance and sale of the ADSs and the Ordinary Shares underlying the ADSs, the listing and trading of the ADSs on the NYSE, or consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement;

      (f) Given that the Company has completed its Restructuring before September 8, 2006, the effective date of the M&A Rules, the M&A Rules and Related Clarifications do not require an application to be submitted to the CSRC for the approval of the listing and trading of the ADSs on the

                                      C2-6

      NYSE or the consummation of the transactions contemplated by the Underwriting Agreement and the Deposit Agreement.

      (xix) The submission of the Company to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, U.S.A., the waiver by the Company of any objection to the venue of a proceeding in a New York Court, the waiver and agreement of the Company not to plead an inconvenient forum, and the agreement of the Company that the Underwriting Agreement and the Deposit Agreement be construed in accordance with and governed by the laws of the State of New York will be recognized by PRC courts; jurisdiction over the Company conferred by service of process effected in the manner set forth in the Underwriting Agreement and the Deposit Agreement will be recognized by PRC courts, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in the PRC; and any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement and the Deposit Agreement will be recognized by PRC courts, subject to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in the PRC.

      (xx) The indemnification and contribution provisions set forth in the Underwriting Agreement and the Deposit Agreement do not contravene the public policy or laws, rules and regulations of the PRC, and insofar as matters of PRC law are concerned, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with the terms therein, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights. Each of the Underwriting Agreement and the Deposit Agreement is in proper legal form under PRC law for the enforcement thereof against the Company, subject to compliance with relevant civil procedural requirements; and to ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement and the Deposit Agreement in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in PRC or that any stamp or similar tax be paid on or in respect of any such document.

      (xxi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Company, the PRC Subsidiary, any Underwriter or the Depositary to the PRC government or any political subdivision or taxing authority thereof or therein in connection with (A) the creation, issuance, sale and delivery of the ADSs and Ordinary Shares, (B) the deposit with the Depositary of Ordinary Shares by the Company pursuant to the Deposit Agreement against issuances of the ADSs, (C) the sale and delivery by the Company of the ADSs to or for the accounts of the Underwriters in the manner contemplated in the Underwriting Agreement and the

                                      C2-7

Deposit Agreement, (D) the execution, delivery and performance of the Underwriting Agreement and the Deposit Agreement by the Company, or (E) the sale and delivery by the Underwriters of the ADSs to the initial purchasers thereof in the manner contemplated in the Time of Sale Prospectus and the Prospectus.

      (xxii) The entry into, and performance or enforcement of the Underwriting Agreement and the Deposit Agreement in accordance with its respective terms will not subject any of the Underwriters or the Depositary to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or the Depositary be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of the Underwriting Agreement and the Deposit Agreement.

      (xxiii) Under the laws of the PRC, neither the Company nor the PRC Subsidiary, or any of their respective properties, assets or revenues, is entitled to any right of immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any court in the PRC, service of process, attachment prior to or in aid of execution of judgment, or other legal process or proceeding for the granting of any relief or the enforcement of any judgment.

      Nothing has come to such counsel's attention that would cause such counsel to believe that (A) the Registration Statement or the prospectus included therein (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel makes no statement) at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Time of Sale Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel makes no statement) as of the time of sale and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which such counsel makes no statement) as of its date or as amended or supplemented, if applicable, as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                      C2-8

                                                                       EXHIBIT D

              FORM OF OPINION OF ZIEGLER, ZIELGER & ASSOCIATES LLP
                    TO BE DELIVERED PURSUANT TO SECTION 5(j)

Terms used but not otherwise defined in this exhibit shall have the same meanings assigned to them in the Underwriting Agreement.

      (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights and by general principles of equity.

      (ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Ordinary Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be validly issued and will entitle the holders of the ADSs to the rights specified in those ADRs and in the Deposit Agreement.

      (iii) The Depositary filed the ADR Registration Statement on Form F-6 under the Securities Act, and the staff of the Commission has informed such counsel that the Commission declared the ADR Registration Statement effective and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADR Registration Statement or any part thereof or any amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and the ADR Registration Statement, and any amendments thereto as of their respective effective dates, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder.

                                      D1-1

                                                                       EXHIBIT E

            FORM OF OPINION OF U.S. COUNSEL FOR SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(k)

Terms used but not defined in this exhibit shall have the same meanings as specified under the Underwriting Agreement.

      (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency under any United States federal or State of New York statute or regulation applicable to such Selling Shareholder (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which such counsel need express no opinion) is necessary or required to be obtained by such Selling Shareholder for the performance by each Selling Shareholder of its obligations under the Underwriting Agreement, the Power of Attorney or the Custody Agreement, or in connection with the offer, sale or delivery of the ADSs and the Ordinary Shares underlying the ADSs.

      (ii) Each of the Powers of Attorney and Custody Agreements has been duly executed and delivered by the Selling Shareholder named therein and constitutes the valid and binding agreement of such Selling Shareholder.

      (iii) The Underwriting Agreement has been duly executed and delivered by or on behalf of each Selling Shareholder.

      (iv) The execution, delivery and performance of the Underwriting Agreement, the Power of Attorney and the Custody Agreement, the deposit of the Ordinary Shares with the Depositary by each Selling Shareholder against issuance of the ADRs evidencing the ADSs, the sale of the ADSs by such Selling Shareholder to the Representatives and the other Underwriters, the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by such Selling Shareholder with its obligations under the Underwriting Agreement do not and will not result in a violation of any United States federal or State of New York statute, rule or regulation applicable to such Selling Shareholder, or any agreement or instrument governed by the laws of State of New York to which such Selling Shareholder is a party or by which such Selling Shareholder is bound and which has been filed as an exhibit to the Registration Statement.

      (v) Upon payment of the purchase price for the ADSs to be sold by such Selling Shareholder pursuant to the Underwriting Agreement and the crediting of such ADSs on the books of the Custodian to securities accounts of the Underwriters (assuming that neither the Custodian nor any such Underwriter has notice of any "adverse claim," within the meaning of Section 8-105 of the UCC, to such ADSs), (A) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such ADSs and (B) no action (whether framed in conversion, replevin, constructive trust, equitable lien, or other theory) based on any "adverse claim," within the meaning of Section 8-102 of the UCC, to such ADSs may be asserted against the Underwriters with respect to such security entitlement.

      (vi) Under the laws of the State of New York relating to personal jurisdiction, (a) each Selling Shareholder has validly chosen New York law to govern its rights and duties under the Underwriting Agreement, the Power of Attorney and the Custody Agreement, (b) each Selling Shareholder has, under the Underwriting Agreement, validly submitted to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, U.S.A., over any suit, action or proceeding arising out of or relating to the Underwriting Agreement, and the transactions contemplated therein and, to the extent permitted by law, has validly and effectively waived any objection to the venue of a proceeding in any such court as provided in Section 11 of the Underwriting Agreement, (c) its appointment under the Underwriting Agreement of Law Debenture Corporate Services Inc. as its authorized agent for service of process for the purpose described in Section 11(b) of the Underwriting Agreement is valid, and (d) service of process in the matter set forth in Section 11(b) of the Underwriting Agreement is effective to confer valid personal jurisdiction over such Selling Shareholder.

      (vii) Under the laws of the State of New York relating to choice of law, each Selling Shareholder has validly chosen New York law to govern its rights and duties under the Underwriting Agreement, to the fullest extent permitted by law.

                                                                       EXHIBIT F

            FORM OF OPINION OF LOCAL COUNSEL FOR SELLING SHAREHOLDERS
                    TO BE DELIVERED PURSUANT TO SECTION 5(l)

Terms used but not defined in this exhibit shall have the same meanings as specified under the Underwriting Agreement.

      (i) Such Selling Shareholder is a company duly incorporated, in good standing and validly existing under the laws of its jurisdiction of incorporation.

      (ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court in such Selling Shareholder's jurisdiction of incorporation is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by the Underwriting Agreement and the relevant Power of Attorney and Custody Agreement in connection with the sale of the ADSs.

      (iii) The execution, delivery and performance of the Underwriting Agreement, the Power of Attorney and the Custody Agreement, the consummation of the transactions contemplated therein by such Selling Shareholder do not and will not, whether with the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the ADSs or the Shares underlying such ADSs or any property or assets of such Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which such Selling Shareholder is a party or by which it may be bound, or to which any of the property or assets of such Selling Shareholder may be subject nor will such action result in any violation of the provisions of the organizational documents of such Selling Shareholder, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over such Selling Shareholder or any of its properties.

      (iv) The Power of Attorney and the Custody Agreement with respect to such Selling Shareholder have been duly authorized, executed and delivered by such Selling Shareholder and constitutes the valid, legal and binding obligations of such Selling Shareholder enforceable in accordance with their terms.

      (v) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder under the laws of its jurisdiction of incorporation and, assuming the due execution and delivery of the Underwriting Agreement by Xiaofeng Peng, Jack Lai or Yonggang Shao as an attorney-in-fact on behalf of such Selling Shareholder, it has been duly executed and delivered under the laws of the jurisdiction of incorporation of such Selling Shareholder by an attorney-in-fact on behalf of such Selling Shareholder.

      (vi) The submission by such Selling Shareholder to the non-exclusive jurisdiction of any New York State or United States federal court sitting in The City of New York, U.S.A., under Section 11 of the Underwriting Agreement and the appointment by such Selling Shareholder of Law Debentures Corporate Services Inc. as its Authorized Agent for the purpose described in Section 11 of the Underwriting Agreement are valid and binding on such Selling Shareholder under the laws of its jurisdiction of incorporation. Under the laws of such Selling Shareholder's jurisdiction of incorporation, the courts in such jurisdiction would recognize as a valid judgment any final judgment obtained in a New York Court against such Selling Shareholder in any legal suit, action or proceeding brought in the manner contemplated by Section 11 of the Underwriting Agreement and would give effect thereto

                                                                     EXHIBIT G-1

                             FORM OF LOCK-UP LETTER

                                                              ____________, 2007

Morgan Stanley & Co. International plc
25 Cabot Square, Canary Wharf
London, E14 4QA, England

UBS AG
52/F, Two International Finance Centre
8 Finance Street
Central, Hong Kong

As Representatives of
      the several Underwriters named in Schedule II attached to the Underwriting Agreement

Dear Ladies and Gentlemen:

      The undersigned understands that Morgan Stanley & Co. International plc ("MORGAN STANLEY") and UBS AG ("UBS", together with Morgan Stanley, the "REPRESENTATIVES") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with LDK Solar Co., Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including the Representatives (the "UNDERWRITERS"), of American depositary shares (the "ADSS"), each representing one ordinary share, par value US$0.10 per share, of the Company (the "ORDINARY SHARES").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 12 months after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, or (3) publicly disclose the intention to make any such offer, pledge, sale, transfer or disposition as described in (1) or enter into any such swap or other arrangement as

                                      G-1-1
described in(2), whether any such transaction described in clause (1), (2) or
(3) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of Ordinary Shares in the form of ADSs to the Underwriters under the Underwriting Agreement, and (b) transactions relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares, ADSs or other securities acquired in such open market transactions. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 12 months after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of Ordinary Shares or ADSs or any security convertible into or exercisable or exchangeable for Ordinary Shares or ADSs. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Ordinary Shares or ADSs except in compliance with the foregoing restrictions.

      If during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

      The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

      Notwithstanding anything herein to the contrary, this agreement shall automatically terminate if (i) the engagement letter between the Company and the Representatives dated May 14, 2007 in respect of the Public Offering is terminated in accordance with the terms thereof or (ii) the Underwriting Agreement is terminated in accordance with the terms thereof, if an Underwriting Agreement has been entered into between the Company and the Underwriters in respect of the Public Offering.

                                      G-1-2

                                       Very truly yours,

                                       LDK New Energy Holding Limited
                                       ________________________________________
                                       By: Xiaofeng Peng
                                           ------------------------------------

                                      G-1-3

                                                                     EXHIBIT G-2

                             FORM OF LOCK-UP LETTER

                                                              ____________, 2007

Morgan Stanley & Co. International plc
25 Cabot Square, Canary Wharf
London, E14 4QA, England

UBS AG
52/F, Two International Finance Centre
8 Finance Street
Central, Hong Kong

As Representatives of

      the several Underwriters named in Schedule II attached to the Underwriting Agreement

Dear Ladies and Gentlemen:

      The undersigned understands that Morgan Stanley & Co. International plc ("MORGAN STANLEY") and UBS AG ("UBS", together with Morgan Stanley, the "REPRESENTATIVES") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with LDK Solar Co., Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including the Representatives (the "UNDERWRITERS"), of [-] American depositary shares (the "ADSs"), each representing one ordinary share, par value US$0.10 per share, of the Company (the "ORDINARY SHARES").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, or (3) publicly disclose the intention to make any such offer, pledge, sale, transfer or disposition as described in (1) or enter into any such swap or other arrangement as

                                      G-2-1
described in(2), whether any such transaction described in clause (1), (2) or
(3) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of Ordinary Shares in the form of ADSs to the Underwriters under the Underwriting Agreement, and (b) transactions relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares, ADSs or other securities acquired in such open market transactions. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of Ordinary Shares or ADSs or any security convertible into or exercisable or exchangeable for Ordinary Shares or ADSs. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Ordinary Shares or ADSs except in compliance with the foregoing restrictions.

      If during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

      The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

      Notwithstanding anything herein to the contrary, this agreement shall automatically terminate if (i) the engagement letter between the Company and the Representatives dated May 14, 2007 in respect of the Public Offering is terminated in accordance with the terms thereof or (ii) the Underwriting Agreement is terminated in accordance with the terms thereof, if an Underwriting Agreement has been entered into between the Company and the Underwriters in respect of the Public Offering.

                                      G-2-2

                                       Very truly yours,
                                       ________________________________________
                                       (Name)
                                       ________________________________________
                                       (Address)

                                      G2-3

                                                                     EXHIBIT G-3

                             FORM OF LOCK-UP LETTER

                                                              ____________, 2007

Morgan Stanley & Co. International plc
25 Cabot Square, Canary Wharf
London, E14 4QA, England

UBS AG
52/F, Two International Finance Centre
8 Finance Street
Central, Hong Kong

As Representatives of

      the several Underwriters named in Schedule II attached to the Underwriting Agreement

Dear Ladies and Gentlemen:

      The undersigned understands that Morgan Stanley & Co. International plc ("MORGAN STANLEY") and UBS AG ("UBS", together with Morgan Stanley, the "REPRESENTATIVES") propose to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with LDK Solar Co., Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") by the several Underwriters, including the Representatives (the "UNDERWRITERS"), of American depositary shares (the "ADSs"), each representing one ordinary share, par value US$0.10 per share, of the Company (the "ORDINARY SHARES").

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Ordinary Shares or ADSs, or (3) publicly disclose the intention to make any such offer, pledge, sale, transfer or

                                      G-3-1
disposition as described in (1) or enter into any such swap or other arrangement as described in(2), whether any such transaction described in clause (1), (2) or
(3) above is to be settled by delivery of Ordinary Shares or ADSs or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of Ordinary Shares in the form of ADSs to the Underwriters under the Underwriting Agreement, and (b) transactions relating to Ordinary Shares, ADSs or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") shall be required or shall be voluntarily made in connection with subsequent sales of Ordinary Shares, ADSs or other securities acquired in such open market transactions. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Ordinary Shares or ADSs except in compliance with the foregoing restrictions.

      If during the last 17 days of the restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

      The undersigned agrees with the Representatives that, (i) if the Representatives waive the restrictions under any lock-up letter agreement in connection with the Public Offering (each, a "LOCK-UP LETTER") executed by any Principal Shareholder (as defined below) with respect to any of the Ordinary Shares owned by such Principal Shareholder, the Representatives will concurrently waive the restrictions hereunder with respect to all of the Ordinary Shares owned by the undersigned; and (ii) if the Representatives waive the restrictions under any Lock-up Letter executed by any Other Shareholder (as defined below) with respect to more than 1,000 Ordinary Shares, the Representatives will concurrently waive the restrictions hereunder with respect to the same number of Ordinary Shares owned by the undersigned. If the Representatives waive the restrictions under any Lock-up Letter executed by any Other Shareholder with respect to 1,000 or fewer Ordinary Shares, the undersigned understands and agrees that the Representatives will not waive the restrictions hereunder with respect to any of the Ordinary Shares owned by the undersigned.

      The undersigned understands and agrees that any waiver the Representatives may grant the undersigned pursuant to (i) or (ii) in the preceding paragraph will be on the same terms and conditions as the waiver for the released Principal Shareholder or Other Shareholder, as the case may be. For example, if a waiver is granted to a Principal Shareholder for an underwritten follow-on

                                      G-3-2
offering, the restrictions hereunder will be waived with respect to the undersigned only for purposes of such underwritten offering. Any Ordinary Shares owned by the undersigned that are not sold in the underwritten offering or other transaction that is the subject of the waiver will remain subject to the restrictions hereunder.

      "Financial Investor" means each of the existing shareholders of the Company (other than LDK New Energy Holding Limited) who has signed a Lock-up Letter. "Principal Shareholder" means Mr. Xiaofeng Peng, any director or officer of the Company listed in the "Management" section of the Prospectus (including investment vehicles through which such persons hold their shares or options issued by the Company) or any Financial Investor, in each case who has signed a Lock-up Letter. "Other Shareholder" means any of the existing shareholders or optionholders of the Company who has signed a Lock-up Letter, other than a Principal Shareholder.

      The undersigned understands that the Company and the Underwriters are relying upon this agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

      Notwithstanding anything herein to the contrary, this agreement shall automatically terminate if (i) the engagement letter between the Company and the Representatives dated May 14, 2007 in respect of the Public Offering is terminated in accordance with the terms thereof prior to the execution of an Underwriting Agreement, or (ii) the Underwriting Agreement is terminated in accordance with the terms thereof, if an Underwriting Agreement has been entered into between the Company and the Underwriters in respect of the Public Offering.

                                       Very truly yours,
                                       ________________________________________
                                       (Name)
                                       ________________________________________
                                       (Address)

                                      G-3-3